                         THE INFINITY MUTUAL FUNDS, INC.


                             AMERISTAR MUTUAL FUNDS
                                3435 Stelzer Road
                               Columbus, OH 43219

                               INVESTMENT ADVISER
                          First American National Bank
                              315 Deaderick Street
                            Nashville, TN 37237-0401

                                  ADMINISTRATOR
                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   DISTRIBUTOR
                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219

                                    CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                               New York, NY 10286

                   TRANSFER AGENT & DIVIDEND DISBURSING AGENT
                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219

BISYS Fund Services is the Portfolios' distributor and is unaffiliated with First American National Bank, the Portfolios' adviser.

Investments in the Portfolios are neither guaranteed by nor obligations of First American National Bank or any other bank and are not insured by the FDIC or any other government agency. Investments in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

                               HELPING PEOPLE PLAN
                            FOR A BRIGHTER FUTURE.(SM)

760002


                         [AMERISTAR MUTUAL FUNDS LOGO]


                                AMERISTAR CAPITAL
                                GROWTH PORTFOLIO

                                AMERISTAR LIMITED
                            DURATION INCOME PORTFOLIO




                                  ANNUAL REPORT


                                 AMERISTAR CORE
                                INCOME PORTFOLIO

                             AMERISTAR TENNESSEE TAX
                              EXEMPT BOND PORTFOLIO



                                DECEMBER 31, 1996

         FUND FACTS

         The AmeriStar Funds provide shareholders with a variety of features to make investing in the Portfolios easy, convenient and manageable.

            --------------------------------------------------------------------------------------
            AMERISTAR FUND FEATURES   AMERISTAR FUND BENEFITS
            PROFESSIONAL INVESTMENT   The investment managers at First American National Bank are
            MANAGEMENT                experienced investment professionals who oversee the
                                      investments in each mutual fund.
            --------------------------------------------------------------------------------------
            LOW MINIMUM INVESTMENT    Initial investments in the Portfolios can be as low as
                                      $1,000.

            DEDICATED CUSTOMER        Account information is available from helpful
            SERVICE                   representatives. Just call 1-800-852-0045.
            --------------------------------------------------------------------------------------
            AUTOMATIC INVESTMENTS     Investments can be made once or twice a month with automatic transfers from your checking account to your Portfolio
                                      account.

            DOLLAR COST AVERAGING     Dollar Cost Averaging is a means of investing by which you invest a fixed dollar amount on a consistent basis. You
                                      invest whether the financial markets are high or low. As a result, you buy more shares when prices are low and fewer
                                      when prices are high. In this way, you can achieve a lower average cost per share.*
            --------------------------------------------------------------------------------------
            AUTOMATIC WITHDRAWALS     Automatic withdrawals from your Portfolio account can be
                                      made and credited to any account you designate.

            FREE EXCHANGE PRIVILEGES  Shares of a Portfolio can be exchanged into shares of other
                                      AmeriStar Portfolios at no cost.**
            --------------------------------------------------------------------------------------
            REGULAR, INFORMATIVE      You will receive account statements after each transaction,
            STATEMENTS AND REPORTS    plus regular financial reports highlighting performance and investment strategies.

            DIVIDEND REINVESTMENT     Dividend income and capital gains can be reinvested
                                      automatically in additional shares of a Portfolio.
            --------------------------------------------------------------------------------------
            DAILY REDEMPTIONS         Shares are redeemable each business day (at the net asset
                                      value per share, which may be worth more or less than your original cost, next determined after receipt of your
                                      redemption request) by mail, telephone or bank wire.

            *  Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.
            ** Exchange privileges may be modified or discontinued by the Portfolios at any time.
               Upon redemption, shares may be worth more or less than their original cost.

                            HELPING PEOPLE PLAN FOR A BRIGHTER FUTURE.(SM)

                     CHARLES WINGER
                     Portfolio Manager
                     Capital Growth
                     Portfolio

INVESTMENT GOAL
The Portfolio seeks to provide investors with the potential to achieve long-term capital growth by investing primarily in the equity securities of domestic issuers whose earnings are growing faster than the economy as a whole. It invests primarily in large U.S. companies with market capitalizations of at least $500 million. This Portfolio is suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.

Q. DESCRIBE YOUR PERFORMANCE FOR THE YEAR.

A. For the year ended December 31, 1996, the Fund produced a total return of 22.26%.* In comparison, the unmanaged Standard & Poors 500 Stock Index, a broad measure of stock market performance, was up 22.94%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. We were overweighted in the right sectors during the year -- technology, energy and health care. We were comfortably ahead of the market for the first eleven months, although we gave up some performance during the month of December. At the end of the year, there was a runup in interest rates, which offered investors an opportunity to take profits in the areas that had the most gains, such as oil service, technology and pharmaceuticals.

Q. WHAT AREAS OF THE MARKET WERE THE STRONGEST FOR THE PORTFOLIO?

A. Within technology, we did well with Cisco Systems (1.98% of total investments), Intel (2.19%), Microsoft (2.19%) and Oracle Systems (1.84%). Cisco Systems is the industry leader in networking. Intel is the premier semiconductor manufacturer. Microsoft is the dominant software supplier, and Oracle is a leader in systems software. These companies are all industry leaders in their particular niche in the market. Technology companies help to improve productivity and profitability for corporations. This is an ongoing theme, and we expect technology to continue to outperform the market.

In health care, the pharmaceutical stocks did particularly well. They had underperformed for the past few years, and as people became more concerned about the economy, investors began to look for more stable growers; I think the pharmaceutical stocks fit that bill -- consistent, good stable earnings that you can count on for the next few years.

Those areas that underperformed the market -- papers, chemicals and steels
-- those most sensitive to the economy, did not do well in 1996 nor do we think they will do better in the first half of 1997. We thought the small and midcaps would come on, but they did not as of December 31, 1996. Three names that come to mind are Crackerbarrel (1.55%), the restaurant chain; Corrections Corp. of America (1.19%), a prison management company; and Centocor (1.09%), which is a biotech company. Those are three midcaps that we added to the portfolio anticipating that they would perform well, and currently they appear to be doing so.**

In energy, a few oil service companies, Schlumberger (1.96%) and Halliburton (1.54%), did pretty well for us, even though we took some profits in that sector late in the quarter. As economies improve and emerge overseas, there's going to be a need for more natural gas and oil, so the obvious beneficiary of that trend are the oil service companies.**

Q. DESCRIBE YOUR SELECTION PROCESS.

A. Our minimum market capitalization is $500 million, and usually the stock has a market cap of at least $1 billion, which puts us in the midcap or larger category. We try to pick companies with price/earnings multiples that are no more than 1 to 1.25 times the company's growth rate. If the stock's price/earnings ratio is more than 2 times the company's growth rate, then that would be a time to reduce our position or sell the stock. We're looking for minimum earnings growth of 14%-15%, in which the company is an industry leader, has a unique product or service and fits into one of several themes. Those themes include providing productivity enhancements, taking advantage of changing demographics, or taking advantage of a recovery in international economies. Typically, we don't own international stocks but, rather, domestic companies with strong international components, such as Gillette and pharmaceutical companies. One exception is LM Ericcson (2.48%), a Swedish telecommunications equipment manufacturer.**

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?

A. The cash flows into the market are just overwhelming the fundamentals right now. There's a lot of money coming in from foreign investors as well, helped by the strengthening dollar. Nevertheless, equities are at the upper end of fair valuation, given the current level of interest rates. The risks are higher this year than last year. But as long as the economy remains on a slow growth-low inflation track, and barring unforeseen disruptions to our financial markets, we feel that equities can rise in line with the expected increase in corporate profits this year. In selecting equities for investment this year, we will be emphasizing those companies that have pricing power for their products or services, fill a market niche, have earnings visibility and consistency and will be the beneficiary of changing demographics in our society.

---------------
 * With the 3.00% sales load, the Portfolio's return was 18.53% for the period.

** The Portfolio's composition is subject to change.

                          PORTFOLIO COMPOSITION AS OF
                               DECEMBER 31, 1996*

                                 SECTOR PROFILE

The AmeriStar Capital Growth Portfolio invests in a portfolio designed to provide capital growth by investing primarily in stocks of large, well-capitalized U.S. companies. The Portfolio's adviser has latitude in deciding which companies and industries provide the greatest growth potential at any given time. The Portfolio currently invests in 10 major industry groups, including health care, energy and consumer staples.

FINANCIAL SERVICES                     9.6%
HEALTH CARE                           16.3%
CASH                                   9.1%
UTILITIES                              5.1%
ENERGY                                 8.8%
CAPITAL GOODS - IND                   11.5%
CAPITAL GOODS - TECH                  15.5%
CONSUMER CYCLICALS                     2.7%
CONSUMER STAPLES                      11.2%
CONSUMER SERVICES                     10.2%

                            TOP 10 EQUITY HOLDINGS*

                                                                PERCENT OF
                                                               TOTAL ASSETS
                                                               -------------
Gillette Co. ...............................................        3.17%
American International Group Inc. ..........................        2.98%
Sybron International Corp. .................................        2.78%
Health Care & Retirement Corp. .............................        2.62%
SBC Communications Inc. ....................................        2.59%
Eli Lilly & Co. ............................................        2.58%
Tyco International Ltd. ....................................        2.54%
General Electric Co. .......................................        2.52%
Columbia HCA HealthCare Corp. ..............................        2.49%
Federal National Mortgage Assoc. ...........................        2.47%
                                                                   ------
TOTAL.......................................................       26.74%
                                                                   ======

* The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
                       AMERISTAR CAPITAL GROWTH PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1996)
--------------------------------------------------------------------------------

                               Portfolio                       Portfolio
    Measurement Period       (without sales                   (with sales
   (Fiscal Year Covered)        charge)      S&P 500 Index      charge)
80                                    10000           10000            9717
81                                     9918            9508            9623
82                                    12104           11557           11745
83                                    13135           14113           12783
84                                    12163           14937           11840
85                                    15388           19440           14953
86                                    18271           23068           17736
87                                    19397           24217           18868
88                                    20714           28182           20142
89                                    26696           37030           25943
90                                    25194           35794           24481
91                                    31434           46674           30519
92                                    33457           50160           32500
93                                    34602           55124           33632
94                                    34491           55777           33491
95                                    44951           76714           43679
96                                    54958           94315           53396

              Past performance is no guarantee of future results.

----------------------------------------------------

                                   AVERAGE ANNUAL
                                    TOTAL RETURN
                              -------------------------
                              WITH SALES  WITHOUT SALES
                               CHARGE*       CHARGE
                              ----------  -------------
  1 Year.....................   18.53%        22.26%
  5 Year.....................   11.16%        11.82%
  10 Year....................   11.30%        11.64%
  Since Inception (4/1/96)...   11.03%        11.23%

----------------------------------------------------

* Reflects 3.00% Sales Charge

A hypothetical $10,000 investment made on December 31, 1980, would have been worth $54,958 on December 31, 1996, without the sales charge and $53,396 after taking the maximum 3% sales charge into account.

The Capital Growth Portfolio is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

The AmeriStar Capital Growth Portfolio commenced operations on April 1, 1996 through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/80, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of all dividends and capital-gains distributions. Past performance is not a prediction of future results. The Portfolio's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

                     SHARON BROWN
                     Portfolio Manager
                     Tennessee Tax Exempt
                     Bond Portfolio

INVESTMENT GOAL
The Portfolio seeks to provide investors with current income exempt from federal and Tennessee income taxes without assuming undue risk. The Portfolio invests primarily in investment-grade Tennessee municipal obligations and is suitable for Tennessee residents seeking monthly interest income exempt from both federal and Tennessee personal income taxes.(1) The Portfolio affords greater diversification and liquidity than most investors would achieve by purchasing municipal securities directly.

Q. HOW DID THE PORTFOLIO PERFORM DURING 1996?

A. The Portfolio produced a total return of 1.39%* for the year. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Municipal 10-Year Index, produced a total return of 4.44%. The index is a broad performance measure of municipal bonds with 10-year maturities. As of December 31, 1996, the Portfolio's 30-day SEC yield was 4.15%. For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.48%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. News that normally would not have had much effect caused considerable one-day movements in the municipal market. The Federal Reserve Board governors would come out and say something provocative, and yields would shoot up in one day. A week later, some economic data would come out that suggested that the economy was slowing down, which is good for the bond market, and yields would fall. The market is very sensitive as we begin the seventh year of an expansion. Although the municipal market was volatile, prices did not change much from the beginning to the end of the year.

Municipal bonds are yielding about 80% to 85% of Treasuries, which is within a normal range. The tax-reform issue, which was highlighted during the presidential campaign, is no longer a factor in the market -- making municipal bonds attractive to high-income taxpayers.

Because Tennessee has a state income tax -- and because of the top credit quality of Tennessee bonds, tax-free bonds issued within the state do not yield as much as municipal bonds in some other states. As a result, Tennessee bonds yield less than the benchmark index, which draws from a national market.

From a credit standpoint, general obligation bonds and the high-grade revenue bonds are the best place to be with yield spreads very tight. That is, we're not getting paid to buy lower quality bonds. As a result, more than half the portfolio is invested in general obligation bonds. Of the ones that are not, we own essential revenue issues such as electric, water and sewer bonds. We do own some hospital bonds, but they are issued by the stronger primary care providers within the area.

Q. WHAT IS YOUR OUTLOOK?

A. For the next six months, we should be in a relatively tight trading range. Although there's still strength in the economy, the economy will likely slow down by midyear, which is positive for the bond market. The unemployment rate is very low, but the consumer is becoming overburdened. At some point, one of these is going to win out, and we think it's going to be the latter. Meanwhile, we are maintaining a very conservative strategy, keeping the credit quality of the portfolio very high at AA and the duration neutral to the index.

---------------
* With the 3.00% sales load, the Portfolio's return was -1.70% for the period.

(1) The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

                          PORTFOLIO COMPOSITION AS OF
                               DECEMBER 31, 1996*

                                 SECTOR PROFILE

CASH AND CASH EQUIVALENTS              1.7%
GENERAL OBLIGATIONS                   32.1%
HOUSING                                2.6%
HOSPITAL                              17.1%
UTILITY REVENUE                       18.0%
EDUCATIONAL                            9.9%
OTHER                                 18.6%

The Portfolio invests primarily in investment-grade Tennessee municipal obligations. The credit research team at the AmeriStar Funds and the Portfolio Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities appropriate for the Portfolio. With an emphasis on quality, the Portfolio seeks to generate current income that is exempt from federal and Tennessee personal income taxes without undue risk to principal.

                 MATURITY PROFILE                                QUALITY PROFILE
0-5 years                              3.4%        Cash Equivalent                        1.7%
5-10 years                            27.7%        AA                                    49.8%
10-15 years                           24.1%        AAA                                   48.5%
Over 15 years                         44.8%

By design, the Portfolio focuses on                By focusing on more general obligations
achieving an average maturity of 10 to 15          and school and "essential service" bonds,
years. By emphasizing the overall average          the Portfolio Manager and the research
maturity of the Porfolio, we attempt to            team provide an additional measure of
provide a high current tax-free yield while        security to the Portfolio.
controlling principal value.

* The Portfolio's composition is subject to change.


                 AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1996)

                               Portfolio     Lehman Brothers    Portfolio
    Measurement Period       (without sales     Municipal      (with sales
   (Fiscal Year Covered)        charge)       10-Year Index      charge)
3/28/94                          10000           10000            9699
12/31/94                          9737           10020            9444
12/31/95                         11041           11805           10709
12/31/96                         11195           12329           10858

              Past performance is no guarantee of future results.

                                   AVERAGE ANNUAL
                                    TOTAL RETURN
                              -------------------------
                              WITH SALES  WITHOUT SALES
                               CHARGE*       CHARGE
                              ----------  -------------
  1-Year.....................   -1.70%         1.39%
  Since Inception
    (03/28/94)...............    3.02%         4.16%
  30-Day SEC Yield...........           4.15%

* Reflects 3.00% Sales Charge

A hypothetical $10,000 investment made on March 28, 1994, the Portfolio's inception date, would, on December 31, 1996, have been worth $11,195 without the sales charge and $10,858 after taking the maximum 3% sales charge into account.

The Tennessee Tax Exempt Bond Portfolio is compared to the Lehman Brothers Municipal 10-Year Index, an unmanaged index that includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. In contrast, the Tennessee Tax Exempt Bond Portfolio targets higher-quality bonds with a minimum rating of A, and at least 65% of the Portfolio must be comprised of Tennessee issues. The Lehman Brothers index does not reflect expenses associated with a mutual fund such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

Total return figures include changes in share price, reinvestment of dividends and capital gains distributions, if any. The service contractors are currently waiving a portion of their fees; without such waivers the 30-day SEC yield would have been 3.90%. This voluntary waiver may be terminated or modified at any time, which would reduce the Portfolio's performance.

Some investors may be subject to the federal alternative minimum tax and to certain state and local taxes. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                     DONALD F. TURK, C.F.A.
                     Portfolio Manager
                     Limited Duration
                     Income Portfolio

INVESTMENT GOAL
The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated fixed-income securities of domestic and foreign issuers that generally have a duration of under four years. This Portfolio is suitable for investors seeking regular monthly income without undue risk to principal.

Q. HOW DID THE PORTFOLIO PERFORM DURING 1996?

A. The Limited Duration Income Portfolio produced a total return of 4.28%* in 1996. In comparison, the Merrill Lynch 1-5 Year Corporate/ Government Index, an unmanaged benchmark, produced a total return of 4.62%. The index is a broad performance measure of bonds with maturities in the one-to-five-year range.

When evaluating performance, it is important to distinguish total return from yield. As of December 31, 1996, the Portfolio's 30-day SEC yield was 5.22%*, up from 5.02% as of December 31, 1995. Total return is the sum of the yield and the change in the Portfolio's net asset value (NAV). A bond fund's NAV typically falls in a period of rising interest rates and typically rises in a period of falling interest rates.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index had a positive return of 4.6%. The Fund's return was 4.28%, not much behind the benchmark. We were longer than the benchmark to begin 1996, so we got hurt early in the year and never quite caught up. On the plus side, the Treasury allocation in the portfolio includes Ginnie Maes (Government National Mortgage Association), which provide incremental yield, and that helped our performance, particularly during the first seven or eight months of the year.

Q. WHAT SECTORS WERE ATTRACTIVE?

A. The financial sector became increasingly attractive, and that benefited the portfolio considerably. Finance issues comprised only 5.5% of the index at December 31, 1996. In contrast, we had nearly 14% of the portfolio invested in financial companies. For example, in October, we bought bonds issued by ABN Amro Group (2.06% of total investments). These bonds are rated Aa3 by Moody's and A by S&P. ABN Amro Group is an enormous financial concern with $225 billion in assets, one of the world's largest banking groups, earning $4.5 billion in net profits in 1995. We bought this bond, due 2001, to yield 0.40% more than Treasury bonds of comparable maturities, and it is a very fine, solid credit. Another new issue in the portfolio is Enserch (1.04%), an integrated natural gas company with $2 billion in sales. The noncallable bonds, rated BBB (still investment grade) have a 7% coupon, due in 1999 and offer 0.50% over comparable Treasury bonds. We think it's a very fine company. At year end, roughly half of the portfolio was invested in corporate bonds.**

Q. DO YOU THINK THAT CORPORATE BONDS ARE OFFERING YOU ENOUGH EXTRA YIELD?

A. Yes, for example, a corporate credit maturing in 3 years rated A is yielding an additional 0.30% over Treasury bonds. A BBB is typically offering about 0.35% extra. Yes, it's a tight spread, and there are good reasons for that -- the economy is solid, corporate profits are good, and balance sheets have improved. On the demand side, there is aggressive bidding for American bonds, not just by U.S. money managers but also from foreign investors, notably the Japanese. Our interest rates are at least 3 percentage points higher than Japan's. If you're a Japanese investor, your economy is slow, your interest rates are low, the yen has weakened, and the dollar has strengthened. The incremental yield you get out of U.S. Treasury bonds and corporates is very attractive.**

Q. WHAT IS YOUR OUTLOOK?

A. The bond market was subjected to rapidly changing expectations throughout 1996, particularly in the fourth quarter. It seemed that each new economic statistic released swayed investor emotions first one way and then the other. After all was said and done, however, the long Treasury bond ended the year at 6.64%, after reaching a low of 5.95% last January.

We expect 1997 to be another year of moderate growth and low inflation, which suggests that corporate spreads will likely remain thin. We certainly are not going to buy 5-year corporate notes at just 0.20% above Treasury bonds. At some point, these spreads will widen, at which point we will make a bigger commitment to corporate bonds.

---------------
 *With the 3.00% sales load, the Portfolio's return was 1.13% for the period.

**The Portfolio's composition is subject to change.

                          PORTFOLIO COMPOSITION AS OF
                               DECEMBER 31, 1996*

                                 SECTOR PROFILE

TREASURY/AGENCY                  42%
FINANCIAL                        14%
INDUSTRIALS                      24%
CASH EQUIVALENT                   4%
UTILITIES/PHONES                 16%

The AmeriStar Limited Duration Income Portfolio invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers. The Portfolio is designed to provide investors with current income without assuming undue risk. The Portfolio's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Portfolio enjoys flexibility to make the most of changing market conditions.

           MATURITY PROFILE                                            QUALITY PROFILE
Less than 1 year                      20%                BBB                                      6%
1-3 years                             39%                Cash and Cash Equivalents                4%
3-7 years                             41%                Treasury/Agency                         42%
                                                         AAA                                      3%
                                                         AA                                      17%
                                                         A                                       28%

By design, the Portfolio attempts to gener-              The Portfolio's research team and the Port-
ate current income without undue risk to                 folio Manager continuously monitor debt
principal. The chart shows that the Portfo-              instruments and issuer quality to identify
lio is focused on bonds with maturities of               fixed-income securities for the Portfolio.
1 to 7 years.

* The Portfolio's composition is subject to change.


                  AMERISTAR LIMITED DURATION INCOME PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1996)
                                              Merrill Lynch
                                Portfolio       1-5 Year         Portfolio
    Measurement Period       (without sales    Corporate &      (with sales
   (Fiscal Year Covered)        charge)      Government Index     charge)
3/28/94                          10000           10000              9699
12/31/94                         10042           10106              9740
12/31/95                         11166           11333             10831
12/31/96                         11644           11787             11294

              Past performance is no guarantee of future results.

                                   AVERAGE ANNUAL
                                    TOTAL RETURN
                              -------------------------
                              WITH SALES  WITHOUT SALES
                               CHARGE*       CHARGE
                              ----------  -------------
  1 Year.....................    1.13%         4.28%
  Since Inception
    (03/28/94)...............    4.48%         5.65%
  30-Day SEC Yield...........          5.22%

* Reflects 3.00% Sales Charge

A hypothetical $10,000 investment made on March 28, 1994, the Portfolio's inception date, would, on December 31, 1996, have been worth $11,644 without the sales charge and $11,294 after taking the maximum 3% sales charge into account.

The Limited Duration Income Portfolio is compared to the Merrill Lynch 1-5 Year Corporate/Government Index, which reflects the performance of bonds in that maturity range with a rating of at least Baa. The index is unmanaged and does not reflect expenses associated with a mutual fund such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

Total return figures include changes in share price, reinvestment of dividends and capital gains distributions, if any. The service contractors are currently waiving a portion of their fees; without such waivers the 30-day SEC yield would have been 4.97%. This voluntary waiver may be terminated or modified at any time, which would reduce the Portfolio's performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     DONALD F. TURK, C.F.A.
                     Portfolio Manager
                     Core Income
                     Portfolio

INVESTMENT GOAL
The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated fixed-income securities of domestic and foreign issuers with maturities of any length. This Portfolio is suitable for investors seeking regular monthly income without undue risk to principal.

Q. HOW WOULD YOU DISTINGUISH THIS PORTFOLIO FROM THE LIMITED DURATION INCOME PORTFOLIO?

A. Unlike the Limited Duration Income Portfolio, which typically invests in bonds maturing within two to five years, our new Core Income Portfolio, launched on April 1, 1996, can invest in any length maturity. Our benchmark is the Merrill Lynch Corporate & Government Master Index, an unmanaged index that measures bond performance and that currently has a duration of about 5.4 years. Our standard policy is to be within 20% of that index. The new Portfolio also includes some 30-year U.S. Treasuries as well as corporates. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The shorter the duration, the less likely the portfolio is to lose value when rates rise, and vice-versa.)

Q. HOW DID THE PORTFOLIO PERFORM IN 1996?

A. For the year ended December 31, 1996, the Portfolio's total return was 1.12%.* In comparison, the Merrill Lynch Corporate/Government Bond Index produced a total return of 2.90%. It is important to distinguish total return from yield. As of December 31, 1996, the Portfolio's 30-day SEC yield was 5.30%. Total return is the sum of the yield and the change in the Portfolio's net asset value (NAV). A bond fund's NAV typically falls in a period of rising interest rates, and typically rises in a period of falling interest rates.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The Fund began during a difficult time for the bond market when interest rates were rising. For instance, yields on 30-year Treasuries rose from 6.67% to 6.89% during the second quarter, resulting in a price decline of 2.60%. Early in the period, the portfolio included a high proportion of bonds with lower coupons, which do not hold up well in a period of rising interest rates. We have since improved the Portfolio by investing in higher coupons, since a major priority is to boost income.

Q. WHAT AREAS OF THE CORPORATE BOND MARKET WERE ATTRACTIVE?

A. We bought bonds issued by Harris Corp. (3.03% of total investments) due in 2018 that pay a 10 3/8% coupon. Harris designs, produces and markets electronic systems. The company, with an A3 rating by Moody's and an A- by S&P, has been retiring their higher coupon debt, as have a lot of companies. These 10 3/8s are callable at a nice premium in 1998. We bought it to yield about 0.55% over Treasury bonds to that call date. Other bonds in the Portfolio include GE Capital 7.5% of 2035 (1.54%), Travelers/Aetna 6.75% of 2001 (1.31%) and Air
Products 7.80% of 2026 (4.07%). We added Fannie Maes (Federal National Mortgage Association), 6.35% callable in 1999 (2.57%), yielding 0.38% over 5-year Treasury bonds, which is a very good spread for a AAA-rated government agency security. In the defense industry, we have Lockheed Martin (3.27%) bonds that mature in two years, but you have to be careful about consolidation in that industry. You have to be careful who's going to be buying whom, and avoid a company that is going to leverage itself so much that you wind up with a lower quality credit.

Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT PROCESS?

A. Number one, there is a decision in terms of maturity structure. How much interest-rate risk are we willing to take? Generally, we will invest in most maturities. From time to time, we will accentuate one maturity group vs. another because it has better value. Currently, we are duration neutral. The closer the long bond gets to 7%, the more attractive it is for us to extend maturities. The second thing that we do is look at solid or improving industries, avoiding any industry that is deteriorating. For instance, there is more risk in the utility industry now than a year or two ago, because some utilities are buying other utilities in foreign countries where there are political risks. Thirdly, we want the individual credits to be improving. IBM is one that we're viewing more positively. They've gotten rid of losing lines, they've cut unnecessary jobs, and they're much more competitive.**

Q. WHAT IS YOUR OUTLOOK?

A. Last year was a Goldilocks economy--not too hot and not too cold. This year, we've got what appears to be a stronger economy, coming off real economic growth of 3%-4% for the fourth quarter and perhaps the same in the first quarter of 1997. So the near term could be volatile for bonds. We expect the economy in the first half of 1997 to remain strong, although there is a possibility of a slowdown in the second half. Remember that we're in the seventh year of an expansion, and that usually means inflationary pressures. For example, we're at full employment, and wages and benefits are rising. People feel wealthier, so consumer confidence could strengthen; this could cause upward inflation fears, which would frighten the Federal Reserve Board to step on the brakes pretty quickly, which could in turn cause a recession. Historically, we have never been able to repeal the business cycle or these price pressures.

---------------

 * With the 3.00% sales load, the Portfolio's return was -1.96% for the period.

** The portfolio's composition is subject to change.

--------------------------------------------------------------------------------
                          PORTFOLIO COMPOSITION AS OF
                               DECEMBER 31, 1996*
--------------------------------------------------------------------------------

                                 SECTOR PROFILE

TREASURY AGENCY                  42%
FINANCIAL                        33%
INDUSTRIALS                      22%
CASH EQUIVALENTS                  4%
UTILITIES/PHONES                  9%

The AmeriStar Core Income Portfolio invests primarily in investment-grade,
U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers. The Portfolio is designed to provide current income without assuming undue risk. The Portfolio's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Portfolio enjoys flexibility to make the most of changing market conditions.

        MATURITY PROFILE                                QUALITY PROFILE
Less than 1 year               13%                Cash and Cash Equivalents       4%
1-3 years                      19%                Treasury/Agency                42%
3-7 years                      25%                AAA                             6%
7-10 years                      5%                AA                             12%
Over 10 years                  38%                A                              27%
                                                  BBB                             9%

By design, the Portfolio attempts to gener-       The Portfoli's research team and the Port-
ate current income without undue risk to          folio Manager continuously monitor debt
principal. The chart shows that the Portfo-       instruments and issuer quality to identify
is focused on bonds with maturities of            fixed-income securities for the Portfolio.
1 to 7 years and those with maturities
greater than 10 years.

* The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
                        AMERISTAR CORE INCOME PORTFOLIO
                     PERFORMANCE (AS OF DECEMBER 31, 1996)
--------------------------------------------------------------------------------

                                             Merrill Lynch
                               Portfolio      Corporate /      Portfolio
    Measurement Period       (without sales    Government     (with sales
   (Fiscal Year Covered)        charge)      Master Index       charge)
80                                    10000           10000            9711
81                                    10378           10700           10083
82                                    13777           13892           13388
83                                    14646           14973           14215
84                                    16372           17238           15909
85                                    19859           21000           19256
86                                    23274           24283           22603
87                                    22940           24792           22273
88                                    24480           26706           23760
89                                    27232           30478           26446
90                                    28946           33067           28099
91                                    33412           38322           32438
92                                    35437           41266           34380
93                                    38996           45829           37851
94                                    37579           44332           36488
95                                    43840           52782           42562
96                                    44330           54316           43024

              Past performance is no guarantee of future results.

----------------------------------------------------

                                   AVERAGE ANNUAL
                                    TOTAL RETURN
                              -------------------------
                              WITH SALES  WITHOUT SALES
                               CHARGE*       CHARGE
                              ----------  -------------
  1 Year.....................    -1.96%        1.12%
  5 Year.....................     5.18%        5.82%
  10 Year....................     6.32%        6.66%
  Since Inception (4/1/96)...     9.54%        9.74%
  30-Day SEC Yield...........           5.30%

----------------------------------------------------

* Reflects 3.00% Sales Charge

A hypothetical $10,000 investment made on December 31, 1980, would, on December 31, 1996, have been worth $44,330 without the sales charge and $43,024 after taking the maximum 3% sales charge into account.

The Core Income Portfolio is compared to the Merrill Lynch Corporate/Government Master Index, which reflects the performance of bonds in that maturity range. The index is unmanaged and does not reflect expenses associated with a mutual fund such as sales charges, expenses for fund operations, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The Portfolio's performance reflects the deduction of fees for these value-added services.

The AmeriStar Core Income Portfolio commenced operations on April 1, 1996 through a transfer of assets from certain collective trust fund ("Commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Portfolio. The quoted performance of the Portfolio includes performance of the Commingled accounts for periods dating back to 12/31/80, and prior to the Portfolio's commencement of operations, as adjusted to reflect the expenses associated with the Portfolio. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of all dividends and capital-gains distributions. The service contractors are currently waiving a portion of their fees; without such waivers the 30-day SEC yield would have been 5.05%. Past performance is not a prediction of future results. The Portfolio's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                 MARKET
                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                 ----------    -----------
COMMON STOCKS -- 91.0%
BANKING -- 4.1%
  BankAmerica Corp............................................        8,500    $   847,875
  Norwest Corp................................................       27,140      1,180,590
                                                                               -----------
                                                                                 2,028,465
                                                                               -----------
BEVERAGES -- 1.7%
  PepsiCo, Inc................................................       28,460        832,455
                                                                               -----------
COMPUTERS -- MAIN & MINI -- 1.5%
  Hewlett Packard Co..........................................       14,700        738,675
                                                                               -----------
COMPUTER SOFTWARE -- 6.0%
  Cisco Systems, Inc. (b).....................................       15,250        970,281
  Microsoft Corp. (b).........................................       13,000      1,074,125
  Oracle Systems Corp. (b)....................................       21,627        902,927
                                                                               -----------
                                                                                 2,947,333
                                                                               -----------
COSMETICS & TOILETRIES -- 3.2%
  Gillette Co.................................................       20,000      1,555,000
                                                                               -----------
DEFENSE -- 3.4%
  Boeing Co...................................................       10,000      1,063,750
  Corrections Corp. of America (b)............................       19,000        581,875
                                                                               -----------
                                                                                 1,645,625
                                                                               -----------
ELECTRICAL EQUIPMENT -- 2.5%
  General Electric Co.........................................       12,500      1,235,937
                                                                               -----------

                                                                       Continued

                                                                                 MARKET
                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                 ----------    -----------
ELECTRONIC COMPONENTS -- 3.2%
  Applied Materials, Inc. (b).................................       13,500    $   485,156
  Intel Corp..................................................        8,200      1,073,688
                                                                               -----------
                                                                                 1,558,844
                                                                               -----------
ENGINEERING & CONSTRUCTION -- 2.1%
  Fluor Corp..................................................       16,500      1,035,375
                                                                               -----------
FINANCIAL SERVICES -- 4.9%
  Federal National Mortgage Assoc.............................       32,500      1,210,625
  First Data Corp.............................................       32,260      1,177,490
                                                                               -----------
                                                                                 2,388,115
                                                                               -----------
FOREST & PAPER PRODUCTS -- 1.9%
  Kimberly Clark Corp.........................................       10,000        952,500
                                                                               -----------
HEALTH CARE -- DRUGS -- 7.0%
  Amgen, Inc. (b).............................................       10,800        587,250
  Centocor, Inc. (b)..........................................       15,000        536,250
  Eli Lilly & Co..............................................       17,300      1,262,900
  Pfizer, Inc.................................................       12,700      1,052,512
                                                                               -----------
                                                                                 3,438,912
                                                                               -----------
HOSPITAL SUPPLY & MANAGEMENT -- 3.9%
  Columbia HCA Healthcare Corp................................       30,000      1,222,500
  Healthcare Compare Corp. (b)................................       16,450        697,069
                                                                               -----------
                                                                                 1,919,569
                                                                               -----------
HOTEL MANAGEMENT & RELATED SERVICES -- 2.3%
  Promus Hotel Corp. (b)......................................       37,935      1,123,824
                                                                               -----------
HOUSEHOLD -- GENERAL PRODUCTS -- 2.1%
  Newell Co...................................................       32,500      1,023,750
                                                                               -----------
INSURANCE -- PROPERTY & CASUALTY -- 3.0%
  American International Group, Inc...........................       13,500      1,461,375
                                                                               -----------

                                                                       Continued

                                                                                 MARKET
                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                 ----------    -----------
LEISURE TIME INDUSTRY -- 1.7%
  The Walt Disney Co..........................................       11,790    $   820,879
                                                                               -----------
MANUFACTURING -- 4.6%
  Service Corp. International.................................       36,000      1,008,000
  Tyco International Ltd......................................       23,505      1,242,827
                                                                               -----------
                                                                                 2,250,827
                                                                               -----------
MEDICAL EQUIPMENT & SUPPLIES -- 2.8%
  Sybron International Corp. -- Wisconsin (b).................       41,280      1,362,240
                                                                               -----------
MEDICAL -- HOSPITAL MANAGEMENT SERVICES -- 2.6%
  Health Care & Retirement Corp. (b)..........................       44,890      1,284,976
                                                                               -----------
OIL & GAS -- 5.7%
  Enron Corp..................................................       28,000      1,207,500
  Nuevo Energy Co. (b)........................................       13,200        686,400
  Union Pacific Resources Group...............................       30,500        892,125
                                                                               -----------
                                                                                 2,786,025
                                                                               -----------
PETROLEUM -- DOMESTIC -- 2.2%
  Anadarko Petroleum Corp.....................................       16,350      1,058,663
                                                                               -----------
PETROLEUM -- SERVICES -- 3.5%
  Halliburton Co..............................................       12,500        753,125
  Schlumberger Ltd............................................        9,600        958,800
                                                                               -----------
                                                                                 1,711,925
                                                                               -----------
RESTAURANTS -- 3.0%
  Cracker Barrell.............................................       30,000        761,250
  McDonalds Corp..............................................       15,500        701,375
                                                                               -----------
                                                                                 1,462,625
                                                                               -----------
RETAIL -- SPECIALTY STORES -- 3.9%
  Autozone, Inc. (b)..........................................       30,460        837,650
  Walgreens Co................................................       27,500      1,100,000
                                                                               -----------
                                                                                 1,937,650
                                                                               -----------

                                                                       Continued

                                                                 SHARES OR       MARKET
                                                                 PRINCIPAL        VALUE
                                                                   AMOUNT       (NOTE 2)
                                                                 ----------    -----------
UTILITIES -- TELEPHONE -- 2.6%
  SBC Communications, Inc.....................................       24,500    $ 1,267,875
                                                                               -----------
TELECOMMUNICATIONS -- 2.5%
  Ericsson (LM) Telephone.....................................       40,300      1,216,557
                                                                               -----------
TOYS -- 0.9%
  Mattel, Inc.................................................       16,890        468,698
                                                                               -----------
WHOLESALE -- 2.2%
  Alco Standard Corp..........................................       20,550      1,060,894
                                                                               -----------
Total Common Stocks (Cost -- $38,731,408).....................                  44,575,588
                                                                               -----------
U.S. TREASURY BILLS -- 4.0%
  3/6/97......................................................    1,000,000        991,020
  2/20/97.....................................................    1,000,000        992,952
                                                                               -----------
Total U.S. Treasury Bills (Cost -- $1,984,370)................                   1,983,972
                                                                               -----------
REGULATED INVESTMENT COMPANIES -- 5.1%
  AIM Liquid Assets Money Market Fund.........................    2,270,442      2,270,442
  AIM Prime Money Market Fund.................................      226,364        226,364
  Dreyfus Prime Money Market Fund.............................            1              1
                                                                               -----------
  Total Regulated Investment Companies (Cost -- $2,496,807)...                   2,496,807
                                                                               -----------
TOTAL INVESTMENTS (COST -- $43,212,585)(A) -- 100.1%..........                  49,056,367
TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).........                     (48,400)
                                                                               -----------
NET ASSETS -- 100.0%..........................................                 $49,007,967
                                                                               ===========

---------------
Percentages indicated are based on net assets of $49,007,967.

(a) Represents cost for financial reporting purposes and differs from cost basis from income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $24,116. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.........................................................   $6,288,133
        Unrealized depreciation.........................................................     (468,467)
                                                                                           ----------
        Net unrealized appreciation.....................................................   $5,819,666
                                                                                            =========

(b) Non-income producing security.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $43,212,585)...................  $49,056,367
  Interest and dividends receivable........................................       36,388
  Deferred organization costs (Note 2).....................................        9,811
  Prepaid expenses and cash................................................        2,486
                                                                             -----------
Total assets...............................................................   49,105,052
                                                                             -----------
LIABILITIES
  Accrued expenses:
     Advisory fees.........................................................       27,169
     Administration fees...................................................        6,270
     Legal and audit fees..................................................       14,737
     Custodian fees........................................................       14,875
     Registration fees.....................................................       13,260
     Reports to shareholders...............................................       10,296
     Transfer agent fees...................................................       10,478
                                                                             -----------
Total liabilities..........................................................       97,085
                                                                             -----------
NET ASSETS.................................................................  $49,007,967
                                                                              ==========
Shares Outstanding ($0.001 par value, 250 million shares authorized).......    4,328,282
                                                                              ==========
Calculation of Maximum Offering Price Net asset value per share............       $11.32
  Sales charge -- 3.0% of public offering price............................         0.35
                                                                                  ------
Maximum Offering Price.....................................................       $11.67
                                                                                  ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...........................................  $     4,328
  Additional paid-in capital...............................................   43,344,822
  Undistributed net investment loss........................................       (2,911)
  Net unrealized appreciation from investments.............................    5,843,782
  Accumulated net realized losses on investment transactions...............     (182,054)
                                                                             -----------
Net Assets, December 31, 1996..............................................  $49,007,967
                                                                              ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 1996(A) TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................               $  141,905
Dividends.........................................................                  248,268
                                                                                 ----------
Total Investment Income...........................................                  390,173
Expenses
  Advisory fees...................................................   $214,961
  Administration fees.............................................     49,607
  Distribution fees...............................................     82,357
  Custodian fees..................................................     20,274
  Accounting fees.................................................     31,998
  Transfer agent fees and expenses................................     22,019
  Legal and audit fees............................................     19,256
  Reports to shareholders.........................................     12,612
  Amortization of organization expenses...........................      5,025
  Directors' fees.................................................      3,730
  Insurance expense...............................................      1,356
  Registration fees...............................................     14,855
  Other expenses..................................................        422
                                                                     --------
  Total expenses before fee waivers and expenses paid by third
     parties......................................................    478,472
  Less: Fee waivers...............................................    (82,357)
  Less: Expenses paid by third parties............................       (141)
                                                                     --------
Total expenses....................................................                  395,974
                                                                                 ----------
Net Investment Loss...............................................                   (5,801)
                                                                                 ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized losses from securities transactions................                 (182,054)
  Net change in unrealized appreciation from investments..........                5,843,782
                                                                                 ----------
Net Realized and Unrealized Gains from Investments................                5,661,728
                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............               $5,655,927
                                                                                 ==========

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD FROM
                                                                          APRIL 1, 1996(A)
                                                                        TO DECEMBER 31, 1996
                                                                        --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment loss................................................       $     (5,801)
  Net realized losses from securities transactions...................           (182,054)
  Net change in unrealized appreciation from investments.............          5,843,782
                                                                             -----------
  Net increase in net assets resulting from operations...............          5,655,927
                                                                             -----------
Portfolio Share Transactions
  Net proceeds from shares subscribed................................         47,441,776
  Cost of shares redeemed............................................         (4,089,736)
                                                                             -----------
  Net increase in net assets from Portfolio share transactions.......         43,352,040
                                                                             -----------
Total Increase.......................................................         49,007,967
NET ASSETS
  Beginning of period................................................                 --
                                                                             -----------
  End of period......................................................       $ 49,007,967
                                                                             ===========
SHARE TRANSACTIONS
  Issued.............................................................          4,712,999
  Redeemed...........................................................           (384,717)
                                                                             -----------
  Change in shares...................................................          4,328,282
                                                                             ===========

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                        S&P/MOODY'S                     PRINCIPAL     MARKET
                                          RATINGS            MATURITY    AMOUNT        VALUE
                                        (UNAUDITED)   RATE     DATE       (000)      (NOTE 2)
                                        -----------   ----   --------   ---------   -----------
LONG-TERM INVESTMENTS -- 98.1%
MUNICIPAL BONDS -- 98.1%
ARKANSAS -- 4.7%
Rogers Sales & Use Tax Revenue,
  Callable 11/1/06 @ 100..............  AA/A1         6.00%   11/1/07    $ 2,030    $ 2,215,237
Arkansas State Development Finance
  Authority Corrections Facilities
  Revenue (MBIA)......................  AAA/Aaa       6.25    10/1/06      1,800      1,982,250
                                                                                    -----------
                                                                                      4,197,487
                                                                                    -----------
CONNECTICUT -- 1.2%
State Special Tax Obligation Revenue,
  Series B............................  AA-/A1        6.15     9/1/09      1,000      1,087,500
                                                                                    -----------
GEORGIA -- 6.1%
Gwinnett County School District,
  General Obligation, Series B........  AA/Aa1        6.40     2/1/07      1,000      1,115,000
Municipal Electric Authority Power
  Revenue, Series A (AMBAC)...........  AAA/Aaa       5.50     1/1/09      1,225      1,249,500
State General Obligation, Series E....  AA+/Aaa       6.00     7/1/04      2,730      2,979,112
                                                                                    -----------
                                                                                      5,343,612
                                                                                    -----------
KENTUCKY -- 1.3%
State Turnpike Authority, Economic
  Development Revenue Revitalization
  Projects (AMBAC)....................  AAA/Aaa       6.50     7/1/07      1,000      1,125,000
                                                                                    -----------
MISSISSIPPI -- 1.2%
Mississippi State University,
  Educational Building Corp. Revenue
  (MBIA)..............................  AAA/Aaa       6.00     8/1/05      1,010      1,092,062
                                                                                    -----------

                                                                       Continued

                                        S&P/MOODY'S                     PRINCIPAL     MARKET
                                          RATINGS            MATURITY    AMOUNT        VALUE
                                        (UNAUDITED)   RATE     DATE       (000)      (NOTE 2)
                                        -----------   ----   --------   ---------   -----------
MISSOURI -- 1.9%
Kansas City Water Revenue, Callable
  12/1/06 @ 101.......................  AA/Aa         5.00%   12/1/13    $ 1,765    $ 1,685,575
                                                                                    -----------
NEW JERSEY -- 1.3%
State Turnpike Authority Revenue,
  Series C (FSA)......................  AAA/Aaa       6.50     1/1/16      1,000      1,132,500
                                                                                    -----------
NORTH CAROLINA -- 1.2%
Eastern Municipal Power Agency, Power
  System Revenue, Series A, (MBIA)....  AAA/Aaa       5.50     1/1/04      1,000      1,036,250
                                                                                    -----------
SOUTH CAROLINA -- 1.2%
Columbia Water & Sewer Systems
  Revenue.............................  AA/Aa         5.50     2/1/09      1,000      1,032,500
                                                                                    -----------
TENNESSEE -- 73.4%
Bristol Health & Educational
  Facilities Revenue, Bristol Memorial
  Hospital (FGIC).....................  AAA/Aaa       6.75     9/1/07      2,140      2,426,225
Dickson Electric System Revenue
  (MBIA)..............................  AAA/Aaa       6.00     9/1/08      1,040      1,116,700
Humphreys County Industrial
  Development Board, Solid Waste
  Disposal Revenue, E.I. DuPont
  DeNemours & Co. Project, Callable
  5/1/04 @ 102........................  AA--/Aa3      6.70     5/1/24      1,455      1,565,944
Johnson City Electric Revenue,
  Callable 5/1/06 @ 100 (MBIA)........  AAA/Aaa       5.70     5/1/17      1,000      1,006,250
Johnson City General Obligation,
  School Sales Tax Revenue, Callable
  5/1/06
  @ 100 (AMBAC).......................  AAA/Aaa       6.70     5/1/21      1,250      1,376,563
Johnson City Medical Center, Health &
  Educational Revenue, Callable 7/1/04
  @ 102 (MBIA)........................  AAA/Aaa       5.00     7/1/13      1,000        931,250

                                                                       Continued

                                        S&P/MOODY'S                     PRINCIPAL     MARKET
                                          RATINGS            MATURITY    AMOUNT        VALUE
                                        (UNAUDITED)   RATE     DATE       (000)      (NOTE 2)
                                        -----------   ----   --------   ---------   -----------
TENNESSEE (CONTINUED)
Knox County Health, Education &
  Housing Facilities Board, Hospital
  Facilities Revenue, Fort Sanders
  Alliance Obligation, Series C,
  (MBIA)..............................  AAA/Aaa       7.00%    1/1/15    $ 1,500    $ 1,638,750
Knox County Health, Education &
  Housing Facilities Board, Hospital
  Facilities Revenue, Fort Sanders
  Alliance Obligation (MBIA)..........  AAA/Aaa       7.25     1/1/10      1,000      1,180,000
Knox County Health, Education &
  Housing Facilities Board, Hospital
  Facilities Revenue, Fort Sanders
  Alliance Obligation (MBIA)..........  AAA/Aaa       5.75     1/1/11      1,200      1,237,500
Knox County Health, Education &
  Housing Facilities Board, Hospital
  Facilities Revenue, Fort Sanders
  Alliance Obligation (MBIA)..........  AAA/Aaa       6.25     1/1/13      1,000      1,077,500
Knox County Health, Education &
  Housing Facilities Board, Hospital
  Facilities Revenue, Fort Sanders
  Alliance Obligation (MBIA)..........  AAA/Aaa       5.75     1/1/14      1,250      1,282,812
Lawrenceburg Electric Revenue
  (MBIA)..............................  AAA/Aaa       6.63     7/1/18      1,250      1,432,813
Loudon County Industrial Development
  Board, Solid Waste Disposal Revenue,
  Kimberly-Clark Corp. Project,
  Callable 2/1/03 @ 102...............  AA/Aa2        6.20     2/1/23      2,000      2,040,000
Memphis General Obligation............  AA/Aa         6.25     7/1/04      1,000      1,092,500
Memphis Electric System Revenue.......  AA/Aa         6.00     1/1/05      1,600      1,734,000
Memphis Electric System Revenue Bond,
  Callable 1/1/02 @ 102...............  AA/Aa         4.90     1/1/11      1,225      1,168,344
Memphis General Obligation............  AA/Aa         6.00    11/1/03      1,250      1,357,812
Memphis General Obligation............  AA/Aa         6.00    11/1/05      2,465      2,689,931
Metropolitan Government Nashville &
  Davidson County, General
  Obligation..........................  AA/Aa         6.00    12/1/10      1,500      1,612,500

                                                                       Continued

                                        S&P/MOODY'S                     PRINCIPAL     MARKET
                                          RATINGS            MATURITY    AMOUNT        VALUE
                                        (UNAUDITED)   RATE     DATE       (000)      (NOTE 2)
                                        -----------   ----   --------   ---------   -----------
TENNESSEE (CONTINUED)
Metropolitan Government Nashville &
  Davidson County, Health &
  Educational Facilities Board,
  Meharry Medical College (AMBAC).....  AAA/Aaa       6.00%   12/1/13    $ 2,030    $ 2,164,488
Metropolitan Government Nashville &
  Davidson County, Health &
  Educational Facilities Board,
  Meharry Medical College Project,
  Callable 6/1/09 @ 100 (AMBAC).......  AAA/Aaa       5.00    12/1/24      2,000      1,842,500
Metropolitan Government Nashville &
  Davidson County, Industrial
  Development Board Revenue, Multi-
  Family Housing, Glastonbury, Series
  A, (FNMA)...........................  AAA/NR        5.45    11/1/26      1,100      1,105,500
Metropolitan Government Nashville &
  Davidson County, Industrial
  Development Board Revenue, Multi-
  Family Housing, RIV Retreat, Series
  A, (FNMA)...........................  AAA/NR        5.70    11/1/26      1,000      1,002,500
Metropolitan Government Nashville &
  Davidson County, Sports Authority,
  Public Improvement, Stadium Project,
  Callable 7/1/06 @ 101 (AMBAC).......  AAA/Aaa       5.88     7/1/21      1,000      1,022,500
Metropolitan Government Nashville &
  Davidson County, Vanderbilt
  University Revenue, Series A........  AA/Aa3        5.75     1/1/08      1,085      1,143,319
Metropolitan Government Nashville &
  Davidson County, Water & Sewer
  Revenue, (MBIA).....................  AAA/Aaa       6.00     1/1/07      1,000      1,082,500
Metropolitan Government Nashville &
  Davidson County, Water & Sewer
  Revenue, Callable 4/1/97 @ 102......  AAA/Aaa       6.50     4/1/03      1,000      1,098,750
Metropolitan Nashville Airport,
  Revenue Bond, Series C, Callable
  7/1/01 @ 102 (FGIC).................  AAA/Aaa       6.60     7/1/15      2,900      3,132,000

                                                                       Continued

                                        S&P/MOODY'S                     PRINCIPAL     MARKET
                                          RATINGS            MATURITY    AMOUNT        VALUE
                                        (UNAUDITED)   RATE     DATE       (000)      (NOTE 2)
                                        -----------   ----   --------   ---------   -----------
TENNESSEE (CONTINUED)
Rutherford County Capital Outlay,
  Series A............................  AA-/Aa        6.25%    5/1/05    $ 2,000    $ 2,205,000
Rutherford County Capital Outlay,
  Series A............................  AA-/Aa        6.50     5/1/06      1,250      1,406,250
Shelby County Capital Appreciation
  General Obligation, Series B........  AA+/Aa        5.75*   12/1/16      2,000        642,500
Shelby County General Obligation,
  Public Improvement, Series A........  AA+/Aa        5.63     6/1/08      1,000      1,041,250
Shelby County General Obligation,
  Callable 3/1/01 @ 101...............  AA+/Aa        5.13     3/1/18      1,015        959,175
Shelby County General Obligation,
  Callable 6/1/06 @ 100...............  AA+/Aa        5.88     6/1/18      1,000      1,018,750
Shelby County General Obligation,
  Series A............................  AA+/Aa        6.75     4/1/04      2,000      2,245,000
Shelby County General Obligation,
  Series A............................  AA+/Aa        6.75     4/1/05      1,000      1,130,000
Shelby County General Obligation,
  Series A............................  AA+/Aa        5.63     6/1/05      1,000      1,058,750
Shelby County Health, Educational &
  Housing Facilities Board Hospital
  Revenue, Methodist Health Systems,
  Inc. (MBIA).........................  AAA/Aaa       6.25     8/1/07      2,000      2,207,500
Shelby County Health, Educational &
  Housing Facilities Board Hospital
  Revenue, Methodist Health Systems,
  Inc. (MBIA).........................  AAA/Aaa       6.25     8/1/08      2,000      2,202,500
Shelby County Public Improvement,
  Series A, Callable 6/1/06 @ 100.....  AA+/Aa        5.85     6/1/17      1,000      1,016,250
Shelby County Public Improvement,
  Series B, Callable 11/1/06 @ 100....  AA+/Aa        5.75    11/1/21      1,000      1,006,250
State General Obligation, Series B....  AA+/Aaa       6.20     6/1/01      1,350      1,452,937
State School Board Authority Revenue,
  Higher Educational Facilities,
  Series A (MBIA).....................  AAA/Aaa       5.50     5/1/26      2,500      2,443,750

                                                                       Continued

                                        S&P/MOODY'S                     PRINCIPAL     MARKET
                                          RATINGS            MATURITY    AMOUNT        VALUE
                                        (UNAUDITED)   RATE     DATE       (000)      (NOTE 2)
                                        -----------   ----   --------   ---------   -----------
TENNESSEE (CONTINUED)
Williamson County Public
  Improvement.........................  NR/Aa         6.25%    4/1/06    $ 1,000    $ 1,105,000
                                                                                    -----------
                                                                                     64,702,313
                                                                                    -----------
TEXAS -- 1.2%
San Antonio Texas Electric & Gas
  Revenue, Callable 2/1/99 @ 101.5....  AA/Aa1        6.50%    2/1/12      1,000      1,046,250
                                                                                    -----------
VIRGINIA -- 1.2%
Arlington County Virginia, General
  Obligation, Callable 8/1/04 @ 102...  AAA/Aaa       6.00     8/1/14      1,000      1,055,000
                                                                                    -----------
WASHINGTON -- 2.2%
King County School District, Series
  B...................................  AA-/Aa        6.25     6/1/08      1,730      1,909,488
                                                                                    -----------
Total Municipal Bonds.................                                               86,445,537
                                                                                    -----------
Total Long-Term Investments
  (Cost -- $85,942,668)...............                                               86,445,537
                                                                                    -----------

                                                                       Continued

                                                                                      MARKET
                                                                         SHARES        VALUE
                                                                          (000)      (NOTE 2)
                                                                        ---------   -----------
REGULATED INVESTMENT COMPANIES -- 0.6%
AIM Tax Free Money Market Fund.......................................        105    $   104,938
Dreyfus Tax Free Money Market Fund...................................        417        417,314
                                                                                    -----------
Total Regulated Investment Companies (Cost -- $522,252)..............                   522,252
                                                                                    -----------
TOTAL INVESTMENTS (COST--$86,464,920)(A) -- 98.7%....................                86,967,789
OTHER ASSETS IN EXCESS OF TOTAL LIABILITIES -- 1.3%..................                 1,116,006
                                                                                    -----------
NET ASSETS -- 100.0%.................................................               $88,083,795
                                                                                     ==========

---------------
Percentages indicated are based on net assets of $88,083,795.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation..................................................   $ 774,091
            Unrealized depreciation..................................................    (271,222)
                                                                                        ---------
            Net unrealized appreciation..............................................   $ 502,869
                                                                                        =========

* Yield at issue.
AMBAC = Insured by AMBAC Indemnity Corporation
FGIC = Insured by Financial Guaranty Insurance Corp.
FSA = Insured by Financial Security Assurance
FNMA = Insured by Federal National Mortgage Association
MBIA = Insured by Municipal Bond Insurance Association

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investments at value (cost $86,464,920)..................................  $86,967,789
  Interest receivable......................................................    1,505,605
  Receivable for Portfolio shares sold.....................................          100
  Deferred organization costs (Note 2).....................................       26,123
  Prepaid expenses.........................................................          603
                                                                             -----------
Total assets...............................................................   88,500,220
                                                                             -----------
LIABILITIES
  Distributions payable....................................................      315,324
  Accrued expenses:
     Advisory fees.........................................................       37,440
     Administration fees...................................................       11,232
     Legal and audit fees..................................................       18,365
     Other.................................................................       34,064
                                                                             -----------
Total liabilities..........................................................      416,425
                                                                             -----------
NET ASSETS.................................................................  $88,083,795
                                                                              ==========
Shares Outstanding ($0.001 par value, 250 million shares authorized).......    8,898,615
                                                                              ==========
Calculation of Maximum Offering Price
  Net asset value per share................................................       $ 9.90
  Sales charge -- 3.0% of public offering price............................         0.31
                                                                                  ------
Maximum Offering Price.....................................................       $10.21
                                                                                  ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...........................................  $     8,899
  Additional paid-in capital...............................................   88,723,297
  Undistributed net investment income......................................        4,829
  Net unrealized appreciation from investments.............................      502,869
  Accumulated net realized losses from investment transactions.............   (1,156,099)
                                                                             -----------
Net Assets, December 31, 1996..............................................  $88,083,795
                                                                              ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest........................................................               $ 4,620,318
Dividends.......................................................                    68,541
                                                                               -----------
Total Investment Income.........................................                 4,688,859

Expenses
  Advisory fees.................................................  $  456,926
  Administration fees...........................................     137,079
  Distribution fees.............................................     227,838
  Custodian fees................................................      27,299
  Accounting fees...............................................      66,928
  Transfer agent fees and expenses..............................      26,007
  Legal and audit fees..........................................      29,578
  Reports to shareholders.......................................       6,534
  Amortization of organization expenses.........................      11,706
  Directors' fees...............................................       8,041
  Insurance expense.............................................       8,400
  Registration fees.............................................       2,794
  Other expenses................................................       1,452
                                                                  ----------
  Total expenses before fee waivers and expenses paid by third
     parties....................................................   1,010,582
  Less: Fee waivers.............................................    (227,838)
  Less: Expenses paid by third parties..........................        (529)
                                                                  ----------
Total expenses..................................................                   782,215
                                                                               -----------
Net Investment Income...........................................                 3,906,644
                                                                               -----------
REALIZED AND UNREALIZED GAINS/LOSSES FROM INVESTMENTS
  Net realized losses from securities transactions..............                  (577,774)
  Net change in unrealized depreciation from investments........                (2,118,918)
                                                                               -----------
Net Realized and Unrealized Losses from Investments.............                (2,696,692)
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $ 1,209,952
                                                                               ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEARS ENDED
                                                           -------------------------------------
                                                           DECEMBER 31, 1996   DECEMBER 31, 1995
                                                           -----------------   -----------------
INCREASE IN NET ASSETS
Operations
  Net investment income..................................    $   3,906,644       $   4,191,331
  Net realized gains (losses) from securities
     transactions........................................         (577,774)          1,136,490
  Net change in unrealized appreciation (depreciation)
     from investments....................................       (2,118,918)          6,292,185
                                                             -------------       -------------
  Net increase in net assets resulting from operations...        1,209,952          11,620,006
                                                             -------------       -------------
Dividends to shareholders from net investment income.....       (3,905,475)         (4,190,548)
Distributions to shareholders in excess of net tax exempt
  interest income........................................               --                (783)
                                                             -------------       -------------
Total dividends and distributions........................       (3,905,475)         (4,191,331)
                                                             -------------       -------------
Portfolio Share Transactions
  Net proceeds from shares subscribed....................        9,672,959          12,555,177
  Net asset value of shares issued to shareholders in
     reinvestment of dividends...........................          187,651             196,336
  Cost of shares redeemed................................      (13,224,484)        (12,163,924)
                                                             -------------       -------------
  Net increase (decrease) in net assets from Portfolio
     share transactions..................................       (3,363,874)            587,589
                                                             -------------       -------------
Total Increase (Decrease)................................       (6,059,397)          8,016,264
NET ASSETS
  Beginning of period....................................       94,143,192          86,126,928
                                                             -------------       -------------
  End of period..........................................    $  88,083,795       $  94,143,192
                                                             =============       =============
SHARE TRANSACTIONS:
  Issued.................................................          980,116           1,291,747
  Reinvested.............................................           19,014              19,813
  Redeemed...............................................       (1,339,773)         (1,237,647)
                                                             -------------       -------------
  Change in shares.......................................         (340,643)             73,913
                                                             =============       =============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                      PRINCIPAL     MARKET
                                                           MATURITY    AMOUNT        VALUE
                                                   RATE      DATE       (000)      (NOTE 2)
                                                   -----   --------   ---------   -----------
LONG-TERM OBLIGATIONS -- 95.4%
U.S. TREASURY NOTES -- 20.4%
  U.S. Treasury Note.............................   6.38%   7/15/99    $ 2,500    $ 2,525,150
  U.S. Treasury Note.............................   6.88    7/31/99      2,100      2,143,659
  U.S. Treasury Note.............................   7.75    1/31/00      1,500      1,570,125
  U.S. Treasury Note.............................   6.13    5/15/98      3,000      3,015,510
  U.S. Treasury Note.............................   5.88    8/15/98      4,500      4,504,725
  U.S. Treasury Note.............................   6.00    8/31/97      1,000      1,003,060
  U.S. Treasury Note.............................   6.63    7/31/01      2,000      2,032,500
  U.S. Treasury Note.............................   6.25   10/31/01      1,250      1,251,400
  U.S. Treasury Note.............................   6.13   12/31/01      2,000      1,992,760
                                                                                  -----------
Total U.S. Treasury Notes (Cost -- $19,878,051)................................    20,038,889
                                                                                  -----------
U.S. GOVERNMENT AGENCIES -- 21.2%
  Federal National Mortgage Association..........   6.79*    2/5/97      2,000      1,989,554
  Federal National Mortgage Association..........   6.35   11/23/01      1,500      1,485,000
  Federal National Mortgage Association..........   5.12    1/22/99        750        736,103
  Government National Mortgage Association:
     Pool #345752................................   7.50    6/15/09        727        740,215
     Pool #358725................................   8.00    8/15/08      1,598      1,651,158
     Pool #368641................................   7.50    4/15/09        745        758,949
     Pool #376589................................   8.50    9/15/09      1,373      1,432,909
     Pool #380660................................   8.00   11/15/09      1,605      1,658,293
     Pool #392085................................   7.50    4/15/09        836        852,062
     Pool #392770................................   8.50   12/15/09        760        792,496
     Pool #392814................................   8.50   12/15/09      1,151      1,201,436
     Pool #405445................................   8.00    4/15/10      1,963      2,028,481
     Pool #407337................................   8.00    4/15/10      1,964      2,029,340

                                                                       Continued

                                       S&P/MOODY'S                      PRINCIPAL     MARKET
                                         RATINGS             MATURITY    AMOUNT        VALUE
                                       (UNAUDITED)   RATE      DATE       (000)      (NOTE 2)
                                       -----------   -----   --------   ---------   -----------
U.S. GOVERNMENT AGENCIES (CONTINUED)
     Pool #423983....................                 7.50%   8/15/11    $ 2,444    $ 2,489,402
     Pool #339455....................                 8.00   12/15/07        911        941,550
                                                                                    -----------
Total U.S. Government Agencies
  (Cost -- $20,392,023)..............                                                20,786,948
                                                                                    -----------
CORPORATE BONDS -- 53.8%
BANKING -- 4.1%
  ABN Amro Notes.....................   A/Aa3         6.63   10/31/01      2,000      2,002,500
  NationsBank Corp. .................   A+/A1         7.00    9/15/01      2,000      2,030,000
                                                                                    -----------
                                                                                      4,032,500
                                                                                    -----------
ENTERTAINMENT -- 1.5%
  Walt Disney Co. ...................   A/A2          6.38    3/30/01      1,500      1,494,375
                                                                                    -----------
FINANCIAL SERVICES -- 10.9%
  Associates Corp. N.A. .............   AA-/Aa3       6.59    1/12/98      2,400      2,418,000
  Comdisco, Inc. ....................   BBB+/Baa1     7.82     2/5/97      1,500      1,502,780
  General Motor Acceptance Corp. ....   A-/A3         7.75    1/15/99      2,500      2,571,875
  Merrill Lynch & Co. ...............   AA-/Aa3       6.00    1/15/01      1,750      1,710,625
  Norwest Financial Inc. ............   AA-/Aa3       6.00    8/15/97      2,500      2,504,800
                                                                                    -----------
                                                                                     10,708,080
                                                                                    -----------
HEALTH CARE -- 1.5%
  Columbia/HCA Healthcare............   A-/A2         6.88    7/15/01      1,500      1,515,000
                                                                                    -----------
INDUSTRIAL GOODS & SERVICES -- 12.3%
  Dayton Hudson Co. .................   BBB+/Baa1     7.50     3/1/99      2,000      2,042,500
  Imperial Oil Ltd. .................   AA+/Aa2       8.75   10/15/19      3,000      3,273,750
  Lockheed Martin Corp. .............   BBB+/A3       6.55    5/15/99      3,000      3,018,750
  Smith Enron........................   AAA/Aaa       5.97   12/15/06      1,750      1,697,500
  WMX Technologies...................   A+/A1         7.13    3/22/97      2,000      2,005,420
                                                                                    -----------
                                                                                     12,037,920
                                                                                    -----------
PAPER PRODUCTS -- 2.1%
  International Paper Co. ...........   A-/A3         6.88    7/10/00      2,000      2,025,000
                                                                                    -----------

                                                                       Continued

                                       S&P/MOODY'S                      PRINCIPAL     MARKET
                                         RATINGS             MATURITY    AMOUNT        VALUE
                                       (UNAUDITED)   RATE      DATE       (000)      (NOTE 2)
                                       -----------   -----   --------   ---------   -----------
RAILROADS -- 5.1%
  Southern Pacific Railroad..........   A2/BBB+       6.90%    1/2/97    $ 1,970    $ 1,970,103
  Union Pacific Railroad.............   A/Aa3         6.44    1/15/98      3,000      3,015,000
                                                                                    -----------
                                                                                      4,985,103
                                                                                    -----------
RETAIL STORES -- 1.7%
  Wal-Mart Stores, Inc. .............   AA/Aa2        5.50     3/1/98      1,700      1,693,625
                                                                                    -----------
TELECOMMUNICATIONS -- 7.5%
  Bell Atlantic Financial Corp. .....   A+/A1         6.63   11/30/97      2,700      2,718,792
  GTE, Callable 9/15/97 @ 105.13.....   A-/A3        10.75    9/15/17      2,500      2,690,625
  New England Telephone & Telegraph
     Co. ............................   AA-/Aa2       6.25   12/15/97      2,000      2,005,000
                                                                                    -----------
                                                                                      7,414,417
                                                                                    -----------
UTILITIES -- ELECTRIC -- 6.1%
  Central Power & Light..............   A/A2          6.00     4/1/00      2,000      1,975,000
  Florida Power & Light..............   AA-/Aa3       6.20     2/2/98      2,000      2,005,000
  National Rural Utility.............   AA-/A1        6.09   12/15/97      2,000      2,005,000
                                                                                    -----------
                                                                                      5,985,000
                                                                                    -----------
UTILITIES -- GAS -- 1.0%
  Enserch Corp. .....................   BBB/Baa2      7.00    8/15/99      1,000      1,013,750
                                                                                    -----------
Total Corporate Bonds
  (Cost -- $52,488,357)..............                                                52,904,770
                                                                                    -----------
Total Long-Term Investments
  (Cost -- $92,758,431)..............                                                93,730,607
                                                                                    -----------

                                                                       Continued

                                                                                      MARKET
                                                                         SHARES        VALUE
                                                                          (000)      (NOTE 2)
                                                                        ---------   -----------
REGULATED INVESTMENT COMPANIES -- 3.6%
  AIM Liquid Assets Money Market Fund................................      2,356    $ 2,355,711
  AIM Prime Money Market Fund........................................      1,158      1,158,399
                                                                                    -----------
Total Regulated Investment Companies (Cost -- $3,514,110)............                 3,514,110
                                                                                    -----------
TOTAL INVESTMENTS (COST-$96,272,541)(A) -- 99.0%.....................                97,244,717
OTHER ASSETS IN EXCESS OF TOTAL LIABILITIES -- 1.0%..................                   952,327
                                                                                    -----------
NET ASSETS -- 100.0%.................................................               $98,197,044
                                                                                     ==========

---------------
Percentages indicated are based on net assets of $98,197,044.

  * Discount at Issue.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income reporting of approximately $567. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.................................................   $1,060,427
            Unrealized depreciation.................................................      (88,818)
                                                                                       ----------
            Net unrealized appreciation.............................................   $  971,609
                                                                                        =========

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $96,272,541)...................  $97,244,717
  Interest receivable......................................................    1,645,074
  Receivable for Portfolio shares sold.....................................        2,295
  Deferred organization costs (Note 2).....................................       26,123
  Prepaid expenses.........................................................          604
                                                                             -----------
Total assets...............................................................   98,918,813
                                                                             -----------
LIABILITIES
  Distributions payable....................................................      539,683
  Payable for Portfolio shares redeemed....................................       74,221
  Accrued expenses and other payables:
     Advisory fees.........................................................       41,924
     Administration fees...................................................       12,577
     Legal and audit fees..................................................       20,019
     Other.................................................................       33,345
                                                                             -----------
Total liabilities..........................................................      721,769
                                                                             -----------
NET ASSETS.................................................................  $98,197,044
                                                                             ===========
Shares Outstanding ($0.001 par value, 250 million shares authorized).......    9,861,978
                                                                             ===========
Calculation of Maximum Offering Price
  Net asset value per share................................................       $ 9.96
  Sales charge -- 3.0% of public offering price............................         0.31
                                                                                  ------
Maximum Offering Price.....................................................       $10.27
                                                                                  ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...........................................  $     9,862
  Additional paid-in capital...............................................   97,239,830
  Undistributed net investment income......................................        1,644
  Net unrealized appreciation from investments.............................      972,176
  Accumulated net realized losses from investment transactions.............      (26,468)
                                                                             -----------
Net Assets, December 31, 1996..............................................  $98,197,044
                                                                             ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest........................................................               $ 6,835,892
Dividends.......................................................                    78,502
                                                                               -----------
Total Investment Income.........................................                 6,914,394
Expenses
  Advisory fees.................................................  $  519,442
  Administration fees...........................................     155,644
  Distribution fees.............................................     258,484
  Custodian fees................................................      14,907
  Accounting fees...............................................      64,858
  Transfer agent fees and expenses..............................      27,962
  Legal and audit fees..........................................      34,279
  Reports to shareholders.......................................       6,836
  Amortization of organization expenses.........................      11,706
  Directors' fees...............................................       9,413
  Insurance fees................................................       8,905
  Registration fees.............................................       7,401
  Other expenses................................................       1,573
                                                                  ----------
  Total expenses before fee waivers and expenses paid by third
     parties....................................................   1,121,410
  Less: Fee Waivers.............................................    (258,484)
  Less: Expenses paid by third parties..........................      (2,379)
                                                                  ----------
Total expenses..................................................                   860,547
                                                                               -----------
Net Investment Income...........................................                 6,053,847
                                                                               -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains from securities transactions...............                    11,672
  Net change in unrealized depreciation from investments........                (1,745,157)
                                                                               -----------
Net Realized and Unrealized Losses from Investments.............                (1,733,485)
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............               $ 4,320,362
                                                                               ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED
                                                           -------------------------------------
                                                           DECEMBER 31, 1996   DECEMBER 31, 1995
                                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income..................................    $   6,053,847       $   5,786,781
  Net realized gains from securities transactions........           11,672              41,880
  Net change in unrealized appreciation (depreciation)
     from investments....................................       (1,745,157)          4,507,231
                                                              ------------        ------------
  Net increase in net assets resulting from operation....        4,320,362          10,335,892
                                                              ------------        ------------
Dividends to shareholders from net investment income.....       (6,053,731)         (5,769,846)
Distributions to shareholders from net realized gains on
  securities transactions................................          (11,672)            (16,935)
Distributions in excess of net realized gains............          (38,269)                 --
                                                              ------------        ------------
Total dividends and distributions to shareholders........       (6,103,672)         (5,786,781)
                                                              ------------        ------------
Portfolio Share Transactions
  Net proceeds from shares subscribed....................       25,676,365          19,098,439
  Net asset value of shares issued to shareholders in
     reinvestment of dividends...........................        2,714,914           2,760,916
  Cost of shares redeemed................................      (31,792,677)        (16,216,024)
                                                              ------------        ------------
  Net increase (decrease) in net assets from Portfolio
     share transactions..................................       (3,401,398)          5,643,331
                                                              ------------        ------------
Total Increase (Decrease)................................       (5,184,708)         10,192,442
NET ASSETS
  Beginning of period....................................      103,381,752          93,189,310
                                                              ------------        ------------
  End of period..........................................    $  98,197,044       $ 103,381,752
                                                              ============        ============
SHARE TRANSACTIONS:
  Issued.................................................        2,575,513           1,915,053
  Reinvested.............................................          272,329             276,943
  Redeemed...............................................       (3,194,471)         (1,627,280)
                                                              ------------        ------------
  Change in shares.......................................         (346,629)            564,716
                                                              ============        ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                         PRINCIPAL     MARKET
                                                              MATURITY    AMOUNT        VALUE
                                                     RATE       DATE       (000)      (NOTE 2)
                                                   --------   --------   ---------   -----------
U.S. TREASURY NOTES -- 23.1%
    U.S. Treasury Note..........................      6.00%    8/31/97    $ 1,000    $ 1,003,060
    U.S. Treasury Note..........................      5.88     8/15/98      2,000      2,002,100
    U.S. Treasury Note..........................      5.88     6/30/00      3,000      2,981,760
    U.S. Treasury Note..........................      7.50     5/15/02      1,500      1,587,030
    U.S. Treasury Note..........................      6.88     5/15/06        750        773,130
    U.S. Treasury Note..........................      6.75     8/15/26        600        605,322
                                                                                     -----------
Total U.S. Treasury Notes
  (Cost -- $8,937,080)..........................                                       8,952,402
                                                                                     -----------
U.S. TREASURY BOND -- 9.1%
    U.S. Treasury Bond..........................      8.13     8/15/21      3,050      3,541,538
                                                                                     -----------
Total U.S. Treasury Bond (Cost -- $3,560,386)...                                       3,541,538
                                                                                     -----------
U.S. GOVERNMENT AGENCIES -- 7.0%
    Federal National Mortgage Assoc.............      6.35    11/23/01      1,000        990,000
    Government National Mortgage Assoc.:
      Pool# 423923..............................      7.00     9/15/11        742        745,727
      Pool# 423914 CMO..........................      7.50     8/15/11        977        995,739
                                                                                     -----------
Total U.S. Government Agencies
  (Cost -- $2,724,289)..........................                                       2,731,466
                                                                                     -----------
MUNICIPAL BOND -- 1.8%
GEORGIA -- 1.8%
    Atlanta Revenue Bond, Callable 2/1/10 @
  100...........................................      6.88      2/1/21        700        702,625
                                                                                     -----------
Total Municipal Bond (Cost -- $662,037).........                                         702,625
                                                                                     -----------

                                                                       Continued

                                     S&P/MOODY'S                         PRINCIPAL     MARKET
                                       RATINGS                MATURITY    AMOUNT        VALUE
                                     (UNAUDITED)     RATE       DATE       (000)      (NOTE 2)
                                                                          ------     -----------
CORPORATE BONDS -- 54.3%
BANKING -- 6.0%
    ABN Amro Bank..................  A/Aa3            6.63%   10/31/01    $ 1,000    $ 1,001,250
    First Union Corp. .............  A/A1             6.18     2/15/36        500        481,875
    NationsBank Corp. .............  A/A2             7.75     8/15/15        250        257,813
    Wachovia Corp. ................  AA-/A1           6.61     10/1/25        600        595,500
                                                                                     -----------
                                                                                       2,336,438
                                                                                     -----------
FINANCIAL SERVICES -- 18.8%
    Associates Corp. N.A. .........  AA-/Aa3          7.32     1/13/03        750        775,313
    Associates Corp. N.A. .........  AA-/Aa3          7.30     3/15/98      1,000      1,016,250
    Comdisco.......................  BBB+/Baa1        7.73     2/18/97      1,000      1,002,386
    Ford Motor Credit Corp. .......  A+/A1            5.38     10/6/00      1,500      1,490,625
    General Electric Capital
  Corp. ...........................  AAA/Aaa          7.50     8/21/35        575        591,531
    General Motors Acceptance
  Corp. ...........................  A-/A3            7.25      5/5/99      1,000      1,021,250
    Norwest Financial Corp. .......  AA-/Aa3....      5.13     4/15/00        950        914,375
    Travelers/Aetna Property &
      Casualty.....................  A/A2             6.75     4/15/01        500        503,125
                                                                                     -----------
                                                                                       7,314,855
                                                                                     -----------
HEALTHCARE -- 2.6%
    Columbia HCA Healthcare........  A-/A2            7.25     5/20/08      1,000      1,021,250
                                                                                     -----------
INDUSTRIAL GOODS & SERVICES -- 15.4%
    Air Products & Chemicals.......  A/A2             7.80     6/15/26      1,500      1,567,500
    Dayton Hudson Co. .............  BBB+/Baa1        6.80     10/1/01      1,000      1,005,000
    Harris Corp., Callable 12/1/98
      @ 105.14.....................  A-/A3           10.38     12/1/18      1,050      1,165,500
    Eli Lilly & Co. ...............  AA/Aa3           6.57      1/1/16        475        444,719
    Lockheed Martin Corp. .........  BBB+/A3          6.55     5/15/99      1,250      1,257,813
    Motorola, Inc. ................  AA/Aa3           6.50      3/1/08        525        513,844
                                                                                     -----------
                                                                                       5,954,376
                                                                                     -----------
RAILROADS -- 1.3%
    Southern Pacific Railroad......  A2/BBB+          6.90      1/2/97        500        500,026
                                                                                     -----------

                                                                       Continued

                                     S&P/MOODY'S                         PRINCIPAL     MARKET
                                       RATINGS                MATURITY    AMOUNT        VALUE
                                     (UNAUDITED)     RATE       DATE       (000)      (NOTE 2)
                                     -----------   --------   --------   ---------   -----------
TELECOMMUNICATIONS -- 3.9%
  Bellsouth........................  AAA/Aaa          8.25%     7/1/32    $   425    $   436,687
  GTE Corp., Callable 9/15/97 @
     105.13........................  A-/A3           10.75     9/15/17      1,000      1,076,250
                                                                                     -----------
                                                                                       1,512,937
                                                                                     -----------
UTILITIES -- ELECTRIC -- 3.7%
  Houston Light & Power Corp. .....  A-/A3            6.10      3/1/00        500        494,375
  National Rural Utilities.........  AA-/A1           6.09    12/15/97        925        927,312
                                                                                     -----------
                                                                                       1,421,687
                                                                                     -----------
UTILITIES -- GAS -- 2.5%
  Smith Enron......................  AAA/Aaa          5.97    12/15/06      1,000        970,000
                                                                                     -----------
  Total Corporate Bonds
     (Cost -- $20,932,530).........                                                   21,031,569
                                                                                     -----------
                                                                          SHARES
                                                                           (000)
                                                                          ------
REGULATED INVESTMENT COMPANIES -- 3.9%
AIM Liquid Assets Money Market Fund...................................       1,371     1,371,461
AIM Prime Money Market Fund...........................................         159       159,211
                                                                                     -----------
Total Regulated Investment Companies (Cost -- $1,530,672).............                 1,530,672
                                                                                     -----------
TOTAL INVESTMENTS (COST -- $38,346,994)(A) -- 99.2%...................                38,490,272
OTHER ASSETS IN EXCESS OF TOTAL LIABILITIES -- 0.8%...................                   324,988
                                                                                     -----------
NET ASSETS -- 100.0%..................................................               $38,815,260
                                                                                     ===========

---------------
Percentages indicated are based on net assets of $38,815,260.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation...................................................   $238,263
            Unrealized depreciation...................................................    (94,985)
                                                                                         --------
            Net unrealized appreciation...............................................   $143,278
                                                                                         ========

CMO -- Collateralized Mortgage Obligation

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $38,346,994)...................  $38,490,272
  Interest receivable......................................................      577,564
  Deferred organization costs (Note 2).....................................        7,255
  Prepaid expenses and cash................................................        1,283
                                                                             -----------
Total assets...............................................................   39,076,374
                                                                             -----------
LIABILITIES
  Distributions payable....................................................      175,047
  Accrued expenses:
     Advisory fees.........................................................       16,229
     Administration fees...................................................        4,869
     Custodian fees........................................................       15,895
     Legal and audit fees..................................................       19,414
     Other.................................................................       29,660
                                                                             -----------
Total liabilities..........................................................      261,114
                                                                             -----------
NET ASSETS.................................................................  $38,815,260
                                                                             ===========
Shares Outstanding ($0.001 par value, 250 million shares authorized).......    3,880,527
                                                                             ===========
Calculation of Maximum Offering Price
  Net asset value per share................................................       $10.00
  Sales charge -- 3.0% of public offering price............................         0.31
                                                                                  ------
Maximum Offering Price.....................................................       $10.31
                                                                                  ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...........................................  $     3,881
  Additional paid-in capital...............................................   38,753,628
  Undistributed net investment loss........................................          (49)
  Net unrealized appreciation from investments.............................      143,278
  Accumulated net realized losses on investment transactions...............      (85,478)
                                                                             -----------
Net Assets, December 31, 1996..............................................  $38,815,260
                                                                             ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 1996(A) TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................             $1,774,766
Expenses
  Advisory fees...................................................  $136,354
  Administration fees.............................................    40,906
  Distribution fees...............................................    67,920
  Custodian fees..................................................    12,141
  Accounting fees.................................................    43,036
  Transfer agent fees and expenses................................    21,529
  Legal and audit fees............................................    23,470
  Reports to shareholders.........................................     9,183
  Amortization of organization expenses...........................     6,475
  Directors' fees.................................................     3,436
  Insurance expense...............................................     1,160
  Registration fees...............................................    11,942
  Other expenses..................................................       422
                                                                    --------
  Total expenses before fee waivers and expenses paid by third
     parties......................................................   377,974
  Less: Fee waivers...............................................   (67,920)
  Less: Expenses paid by third parties............................      (947)
                                                                    --------
Total expenses....................................................                309,107
                                                                               ----------
Net Investment Income.............................................              1,465,659
                                                                               ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized losses from securities transactions................                (85,527)
  Net change in unrealized appreciation from investments..........                143,278
                                                                               ----------
Net Realized and Unrealized Gains from Investments................                 57,751
                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............             $1,523,410
                                                                                =========

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD FROM
                                                                         APRIL 1, 1996(A)
                                                                       TO DECEMBER 31, 1996
                                                                       --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income..............................................      $  1,465,659
  Net realized losses from securities transactions...................           (85,527)
  Net change in unrealized appreciation from investments.............           143,278
                                                                           ------------
  Net increase in net assets resulting from operations...............         1,523,410
                                                                           ------------
Dividends to shareholders from net investment income.................        (1,465,659)
                                                                           ------------
Portfolio Share Transactions
  Net proceeds from shares subscribed................................        39,728,939
  Net asset value of shares issued to shareholders in reinvestment of
     dividends.......................................................           754,643
  Cost of shares redeemed............................................        (1,726,073)
                                                                           ------------
  Net increase in net assets from Portfolio share transactions.......        38,757,509
                                                                           ------------
Total Increase.......................................................        38,815,260
NET ASSETS
  Beginning of period................................................                --
                                                                           ------------
  End of period......................................................      $ 38,815,260
                                                                           ============
SHARE TRANSACTIONS:
  Issued.............................................................         3,978,187
  Reinvested.........................................................            76,179
  Redeemed...........................................................          (173,839)
                                                                           ------------
  Change in shares...................................................         3,880,527
                                                                           ============

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising twelve portfolios. The accompanying financial statements and notes relate to the AmeriStar Capital Growth Portfolio (formerly the ValueStar Capital Growth Portfolio), the AmeriStar Tennessee Tax Exempt Bond Portfolio (formerly the ValueStar Tennessee Tax Exempt Bond Portfolio), the AmeriStar Limited Duration Income Portfolio (formerly the ValueStar Short-Intermediate Duration Bond Portfolio), and the AmeriStar Core Income Portfolio (formerly the ValueStar Investment Grade Bond Portfolio) (the "Portfolios") only.

     The Capital Growth Portfolio seeks to provide investors with capital growth by investing primarily in the equity securities of domestic issuers. The Tennessee Tax Exempt Bond Portfolio's investment objective is to provide investors with current income exempt from federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in investment grade Tennessee Municipal Obligations without regard to maturity. The Limited Duration Income Portfolio's investment objective is to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Limited Duration Income Portfolio will invest in a portfolio of securities that has a duration of under four years. The Core Income Portfolio seeks to provide investors with current income without assuming undue risk. This portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Core Income Portfolio will invest in a portfolio of securities, except when maintaining a temporary defensive position, that has a duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index.

     The Portfolios are authorized to issue two classes of shares as follows:
Investor Shares and Trust Shares. Investor Shares and Trust Shares are substantially the same, except that Investor Shares bear the fees that are payable under a plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the Act (the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of the outstanding Investor Shares. As of December 31, 1996, the Portfolios only offer Investor Shares.

     At December 31, 1996, there were 2 billion shares of the Portfolios' $0.001 par value common stock authorized, of which each Portfolio's Shares are classified as Investor Shares (250 million shares authorized per Portfolio) and as Trust Shares (250 million shares authorized per Portfolio).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make esti-

--------------------------------------------------------------------------------

mates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A)  Security Valuation:

     The Portfolios' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B)  Security Transactions and Investment
     Income:

     Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)  Repurchase Agreements:

     The Portfolios' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D)  Expenses:

     The Portfolios incurred certain costs in connection with their organization. These costs were deferred and are being amortized on a straight-line basis over five years from their commencement of operations. The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Direct expenses of a Portfolio are charged to that Portfolio while general Fund expenses are allocated among the Fund's respective portfolios based on the relative net assets of each Portfolio. At December 31, 1996, deferred organization costs were $9,811, $26,123, $26,123 and $7,255 for the Capital Growth Portfolio, Tennessee Tax Exempt Bond Portfolio, Limited Duration Income Portfolio and Core Income Portfolio, respectively.

E)  Federal Income Taxes:

     For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the

--------------------------------------------------------------------------------

requirement that they distribute substantially all of their income to shareholders. Therefore, no federal income tax provision is required.

     At December 31, 1996, capital loss carryovers are available to offset future net realized gains on securities transactions to the extent provided for in the Code. Such capital loss carryover are detailed as follows:

                                              TENNESSEE
                 CAPITAL GROWTH  CORE INCOME  TAX EXEMPT
                   PORTFOLIO      PORTFOLIO   PORTFOLIO
                 --------------  -----------  ----------
Capital Loss
  Carryover......    $157,938      $85,478    $ 577,919
Expires in
  year...........        2004         2004         2002
Capital Loss
  Carryover......          --           --    $ 578,180
Expires in
  year...........          --           --         2004
Total
  Carryover......    $157,938      $85,478    $1,156,099

F)  Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly for the Tennessee Tax Exempt Bond Portfolio, the Limited Duration Income Portfolio and the Core Income Portfolio. Dividends are declared and paid quarterly for the Capital Growth Portfolio. For all Portfolios, distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions have been reclassified to paid-in-capital. These differences are primarily due to deferrals of certain losses and expiring capital loss carryovers.

G)  Other:

     Each Portfolio maintains a cash balance with its custodian and receives a reduction of its custody fees for the amounts of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended December 31, 1996, custodian fees and expenses paid by third parties were increased by $141, $529, $2,379 and $947 for the Capital Growth Portfolio, Tennessee Tax Exempt Bond Portfolio, Limited Duration Income Portfolio and Core Income Portfolio, respectively. There was no effect on net investment income. The Portfolios could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees and expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     First American National Bank ("First American") serves as the Portfolios' investment adviser. Effective April 4, 1996, BISYS Fund Services Limited Partnership ("BISYS") became the Portfolios' administrator. Concord Financial Group, Inc. (the "Distributor"), serves as the distributor of the Portfolios' shares. BISYS and the Distributor are each a subsidiary of The BISYS Group, Inc.

     As investment adviser, First American manages the investments of each Portfolio and is responsible for all purchases and sales of each Portfolio's investment securities. For its services, First American is entitled to receive fees at an annual rate of 0.50% of the average daily net assets of the Tennessee Tax Exempt Bond Portfolio, the Limited Duration Income Portfolio and the Core Income Portfolio and 0.65% of the average daily net assets of the Capital Growth Portfolio.

--------------------------------------------------------------------------------

     As administrator, BISYS assists in supervising the operations of the Portfolios. For its services, BISYS is entitled to receive a fee at the annual rate of 0.15% of the average daily net assets of each Portfolio.

     Pursuant to the Distribution Plan, each Portfolio pays the Distributor for advertising, marketing and distributing Investor Shares at an annual rate of 0.25% of the average daily net assets of the outstanding Investor Shares. These fees are used by the Distributor to pay financial institutions, including the investment adviser, broker/dealers and other institutions, or to reimburse the Distributor or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund Shares. For the year ended December 31, 1996, the Distributor waived $82,357, $227,838, $258,484 and
$67,920 for the Capital Growth Portfolio, Tennessee Tax Exempt Bond Portfolio, Limited Duration Income Portfolio and Core Income Portfolio, respectively.

     Certain officers and Directors of the Fund are "affiliated persons" (as defined in the Act) of BISYS or the Distributor. Each "non-affiliated" Director receives an annual fee of $12,000 and a meeting fee of $1,500 per meeting for services relating to all the portfolios constituting the Fund.

NOTE 4 -- SECURITIES TRANSACTIONS

     For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                           PURCHASES         SALES
                          ------------    ------------
Capital Growth
  Portfolio(a)........... $ 32,621,665    $ 27,017,596
Tennessee Tax Exempt Bond
  Portfolio.............. $189,130,255    $191,561,191
Limited Duration Income
  Portfolio.............. $ 47,882,079    $ 54,910,417
Core Income
  Portfolio(a)........... $ 38,727,160    $ 17,539,600

(a) For the period commencing April 1, 1996 (commencement of operations) through December 31, 1996.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

     The Tennessee Tax Exempt Bond Portfolio invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

     The Tennessee Tax Exempt Bond Portfolio had the following concentrations by sector at December 31, 1996 (as a percentage of total investments):

General Obligations.................   32.1%
Utilities...........................   18.0%
Health & Medical....................   17.1%
Educational.........................    9.9%
Housing.............................    2.6%
Cash and Cash Equivalents...........    1.7%
Other...............................   18.6%
                                      -----
                                      100.0%
                                      =====

--------------------------------------------------------------------------------

NOTE 6 -- ACQUISITION OF AMERISTAR COMMON FUND

     On March 28, 1996, the Capital Growth Portfolio and the Core Income Portfolio acquired all of the assets and liabilities of the respective AmeriStar Common Trust Funds. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

                              CAPITAL     CORE
                              GROWTH     INCOME
                             PORTFOLIO  PORTFOLIO
                             ---------  ---------
Shares (000)................    3,988      3,353
Net assets (000)............   39,885     33,534
Net asset value.............    10.00      10.00

NOTE 7 -- ELIGIBLE DISTRIBUTIONS (UNAUDITED)

     The Fund designates the following eligible distributions paid by the Capital Growth Portfolio for the dividends received deduction for corporations:

Dividend Income..................    $248,268
Dividend Income per share........      0.0000

NOTE 8 -- EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED)
     The Fund designates the following exempt-interest paid by the Tennessee Tax Exempt Bond Portfolio for the taxable year ended December 31, 1996:

Exempt-Interest
  Distributions................    $3,848,385
Exempt-Interest Distribution
  Per Share....................         0.414

     The percentage break-down by State of exempt-interest is for the Tennessee Tax Exempt Bond Portfolio's taxable year ended December 31, 1996, was as follows:

Alaska.............................     0.13%
Arizona............................     0.45%
Arkansas...........................     0.52%
Colorado...........................     0.46%
Connecticut........................     0.34%
Georgia............................     3.91%
Illinois...........................     0.13%
Kentucky...........................     0.86%
Louisiana..........................     0.83%
Maryland...........................     0.73%
Michigan...........................     0.14%
Minnesota..........................     0.31%
Mississippi........................     0.07%
Missouri...........................     0.12%
Nevada.............................     0.87%
New Jersey.........................     0.86%
New Mexico.........................     0.34%
North Carolina.....................     0.28%
South Carolina.....................     0.86%
Tennessee..........................    83.11%
Texas..............................     2.10%
Virginia...........................     0.25%
Washington.........................     1.68%
Wisconsin..........................     0.65%
                                      ------
                                      100.00%
                                      ======

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD FROM
                                                                           APRIL 1, 1996
                                                                              THROUGH
                                                                         DECEMBER 31, 1996*
                                                                        --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................        $  10.00
                                                                               -------
Income from investment operations:
  Net realized and unrealized gains on securities transactions........            1.32
                                                                               -------
  Net income from investment operations...............................            1.32
                                                                               -------
Net change in net asset value.........................................            1.32
                                                                               -------
NET ASSET VALUE, END OF PERIOD........................................        $  11.32
                                                                               =======
Total Return (excluding sales charge).................................           22.26%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...................................        $ 49,008
  Ratio of expenses to average net assets.............................            1.20%(b)
  Ratio of net investment loss to average net assets..................           (0.02)%(b)
  Ratio of expenses to average net assets**...........................            1.39%(b)(c)
  Ratio of net investment loss to average net assets**................           (0.21)%(b)
  Portfolio Turnover..................................................              69%
  Average commission rate paid(d).....................................        $ 0.0838

---------------
  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized. The quoted return of the Portfolio includes performance of certain collective trust portfolio ("Commingled") accounts for the period from December 31, 1995 to the Mutual Fund's commencement of operations on April 1, 1996, as adjusted to reflect the expenses associated with the Portfolio.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                         DECEMBER 31, 1996   DECEMBER 31, 1995  DECEMBER 31, 1994*
                                         -----------------   -----------------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $ 10.19             $  9.40            $  10.00
                                              -------             -------             -------
Income from investment operations:
  Net investment income.................         0.42                0.45                0.34
  Net realized and unrealized gains
     (losses) on securities
     transactions.......................        (0.29)               0.79               (0.60)
                                              -------             -------             -------
  Net income (loss) from investment
     operations.........................         0.13                1.24               (0.26)
                                              -------             -------             -------
Less dividends and distributions:
  Dividends from net investment
     income.............................        (0.42)              (0.45)              (0.34)
                                              -------             -------             -------
Net change in net asset value...........        (0.29)               0.79               (0.60)
                                              -------             -------             -------
NET ASSET VALUE, END OF PERIOD..........      $  9.90             $ 10.19            $   9.40
                                              =======             =======             =======

Total Return (excluding sales charge)...         1.39%              13.40%              (2.63)%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....      $88,084             $94,143            $ 86,127
  Ratio of expenses to average net
     assets.............................         0.86%               0.87%               0.82%(b)
  Ratio of net investment income to
     average net assets.................         4.29%               4.52%               4.61%(b)
  Ratio of expenses to average net
     assets**...........................         1.11%(c)            1.12%               1.18%(b)
  Ratio of net investment income to
     average net assets**...............         4.04%               4.27%               4.25%(b)
  Portfolio Turnover....................          219%                188%                 41%

---------------
  * For the period March 28, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would h been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                         DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                         -----------------   -----------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $ 10.13            $    9.66            $  10.00
                                              -------             --------            --------
Income from investment operations:
  Net investment income................          0.58                 0.59                0.38
  Net realized and unrealized gains
     (losses) on securities
     transactions......................         (0.16)                0.47               (0.34)
                                              -------             --------            --------
  Net income from investment
     operations........................          0.42                 1.06                0.04
                                              -------             --------            --------
Less dividends and distributions:
  Dividends from net investment
     income............................         (0.58)               (0.59)              (0.38)
  Distributions in excess of net
     realized gains on securities
     transactions......................         (0.01)                  --
                                              -------             --------            --------
Net change in net asset value..........         (0.17)                0.47               (0.34)
                                              -------             --------            --------
NET ASSET VALUE, END OF PERIOD.........       $  9.96            $   10.13            $   9.66
                                              =======             ========            ========

Total Return (excluding sales
  charge)..............................          4.28%               11.20%               0.42%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)....       $98,197            $ 103,382            $ 93,189
  Ratio of expenses to average net
     assets............................          0.83%                0.87%               0.83%(b)
  Ratio of net investment income to
     average net assets................          5.84%                5.89%               5.27%(b)
  Ratio of expenses to average net
     assets**..........................          1.08%(c)             1.12%               1.28%(b)
  Ratio of net investment income to
     average net assets**..............          5.59%                5.64%               4.82%(b)
  Portfolio Turnover...................            51%                  28%                  6%

---------------
 * For the period March 28, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD FROM
                                                                       APRIL 1, 1996 THROUGH
                                                                        DECEMBER 31, 1996*
                                                                       ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................         $ 10.00
                                                                              -------
Income from investment operations:
  Net investment income..............................................            0.40
                                                                              -------
  Net income from investment operations..............................            0.40
                                                                              -------
Less dividends and distributions:
  Dividends from net investment income...............................           (0.40)
                                                                              -------
Net change in net asset value........................................            0.00
                                                                              -------
NET ASSET VALUE, END OF PERIOD.......................................         $ 10.00
                                                                              =======

Total Return (excluding sales charge)................................            1.12%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..................................         $38,815
  Ratio of expenses to average net assets............................            1.13%(b)
  Ratio of net investment income to average net assets...............            5.37%(b)
  Ratio of expenses to average net assets**..........................            1.32%(b)(c)
  Ratio of net investment income to average net assets**.............            5.18%(b)
  Portfolio Turnover.................................................              65%

---------------
  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized. The quoted return of the Portfolio includes performance of certain collective trust portfolio ("Commingled") accounts for the period from December 31, 1995 to the Mutual Fund's commencement of operations on April 1, 1996, as adjusted to reflect the expenses associated with the Portfolio.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Infinity Mutual Funds, Inc. - The AmeriStar Mutual Funds:

     We have audited the accompanying statements of assets and liabilities of the AmeriStar Capital Growth Portfolio (formerly the ValueStar Capital Growth Portfolio), the AmeriStar Tennessee Tax Exempt Bond Portfolio (formerly the ValueStar Tennessee Tax Exempt Bond Portfolio), the AmeriStar Limited Duration Income Portfolio (formerly the ValueStar Short-Intermediate Duration Bond Portfolio), and the AmeriStar Core Income Portfolio (formerly the ValueStar Investment Grade Bond Portfolio), (collectively the Portfolios), including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 18, 1997